UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under to § 240.14a-12

PERSPECTIVE THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PERSPECTIVE THERAPEUTICS, INC. 2025 Annual Meeting Vote by May 27, 2025 11:59 PM ET PERSPECTIVE THERAPEUTICS, INC. 2401 ELLIOTT AVENUE, SUITE 320 SEATTLE, WA 98121 V69414-P26720 You invested in PERSPECTIVE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 28, 2025 8:30 a.m., Pacific Time 2401 Elliott Avenue Suite 320 Seattle, Washington 98121 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items 1. To consider and vote on a proposal to elect five directors named in the Proxy Statement, each to hold office until the Company’s 2026 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified: Nominees: 01) Lori A. Woods 02) Heidi Henson 03) Robert Froman Williamson, III 04) Frank Morich, M.D., Ph.D. 05) Johan (Thijs) Spoor 2. To consider and vote on a proposal to ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. 3. To consider and vote on a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. Board Recommends For All For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V69415-P26720